Prospectus supplement dated July 15, 2016
to the following prospectus(es):
BOA America's Future Annuity II, BOA Achiever Annuity, America's Horizon Annuity, BOA Future Venue Annuity, BOA Elite Venue Annuity, Nationwide Destination All American Gold, Compass All American Gold, Key All American Gold, M&T All American Gold, Nationwide Destination C, BOA All American Annuity, and M&T All American prospectus dated May 1, 2016
BOA America's Income Annuity and BOA Advisor Variable Annuity prospectus dated May 1, 2014
BOA Choice Venue Annuity II prospectus dated May 1, 2013
Schwab Custom Solutions Variable Annuity prospectus dated May 1, 2010
This supplement updates certain information contained in your prospectus. Please read it and keep it with your prospectus for future reference.
Nationwide filed a supplement dated June 1, 2016, for the purposes of notifying contract owners that Putnam Investment Management, LLC, the Putnam Variable Trust - Putnam VT Voyager Fund: Class IB's ("VT Voyager Fund") investment manager, had recommended, and the VT Voyager Fund’s Board of Trustees had approved, the merger of Putnam VT Voyager Fund into Putnam Variable Trust - Putnam VT Growth Opportunities Fund: Class IB ("VT Growth Opportunities Fund") at the close of business July 15, 2016.
However, the merger of the VT Voyager Fund into the VT Growth Opportunities Fund that was scheduled for July 15, 2016, is now being deferred until further notice.
As a result, the following will occur to the contract:
•	The VT Voyager Fund will remain as an available investment option to receive transfers or new purchase payments.
•	The VT Growth Opportunities Fund will not be added as an investment option under the contract after the close of business July 15, 2016.
PROS-0323